UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2021

Date of reporting period: September 1, 2020 through August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Corporate High Yield Fund

(Formerly, Pioneer Dynamic Credit Fund. See Note to Shareholders on Page 4 for more information)

Annual Report | August 31, 2021

A: RCRAX	C: RCRCX	Y: RCRYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

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President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), partisan debates over spending packages in Washington (particularly infrastructure spending), and the possibility of major tax-policy changes, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

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Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

October 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

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Portfolio Management Discussion | 8/31/21

Note to Shareholders: Effective September 25, 2020, Pioneer Corporate High Yield Fund (the “Predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund. As a result of (the "Reorganization"), Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund (the “Fund”). The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the Predecessor Fund.

In the following interview, portfolio managers Matthew Shulkin, Andrew Feltus, and Ken Monaghan, and discuss the factors that influenced the performance of the Fund during the 12-month period ended August 31, 2021. Mr. Shulkin, a vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi US, and Mr. Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended August 31, 2021?
A	Pioneer Corporate High Yield Fund’s Class A shares returned 10.45% at net asset value during the 12-month period ended August 31, 2021, while the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned 10.26%. During the same period, the average return of the 674 mutual funds in Morningstar’s High Yield Bond Funds category was 9.56%.
Q	Could you please describe the market environment for high yield corporate bonds during the 12 months ended August 31, 2021?
A	The recovery from the initial turmoil and crisis caused by the onset of the COVID-19 pandemic in early 2020 dominated the market environment for high-yield corporate bonds over the 12-month period.

On the heels of a strong summer of 2020 in the market for so-called riskier assets, including high-yield bonds, macroeconomic uncertainty returned in September 2020 and weighed on both market sentiment and the performance of riskier investments. Factors such as the November US elections (and the related future of additional fiscal stimulus spending by the US government), and the ongoing COVID-19 crisis were key drivers of the uncertainty. In December 2020, however, the emergency-use approval of the first COVID-19 vaccines and agreement on a $900 billion COVID relief package by US lawmakers helped market sentiment recover and turn positive heading into the end of the calendar year. Many investors viewed the vaccines, in particular, as the proverbial “light at the end of

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the tunnel,” in anticipation that they would help alleviate public-health uncertainty regarding COVID-19 and bring forward the timing and pace of a broader economic recovery from the pandemic-induced lows. In response to the developments in December, riskier assets rallied and Treasury yields drifted higher into the end of the first calendar quarter of 2021 (through March 31).

As the 12-month period progressed, the continued dovish posture of the US Federal Reserve (Fed) on monetary policy lent further support to the markets, as Federal Open Market Committee (FOMC) members hinted at a desire to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise interest rates based on an isolated uptick in prices for certain goods and services.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” FOMC meeting that month. Treasury-market investors reacted to the updated Fed “dot plot” displaying FOMC member forecasts that pointed to a median federal funds target rate of 0.625% by year-end 2023, or 50 basis points (bps) higher than the March forecast. The Treasury yield curve saw short-end yields rise and long-end yields decline, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed's long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members. A basis point is equal to 1/100th of a percentage point.) Returns in the high-yield market remained positive, however, as the Fund’s benchmark, the ICE BofA US High Yield Index, returned more than 2% over the final three months of the period, and more than 10% for the full 12 months ended August 31, 2021.

With regard to sectors, performance in the high-yield corporate market over the 12-month period saw issuers in sectors that had felt the biggest negative effects of the COVID-19 crisis generate the strongest returns, as investors anticipated a broader economic reopening. This was most evident in two of the biggest “reopening” sectors, energy and air transportation, which were the top performers over the full 12 months. In contrast, sectors featuring more “up in quality” issuers, or including issuers that had been relatively insulated from the effects of COVID-19, such as telecommunications and food & drug retailers, underperformed over the 12-month period. With respect to rating tiers, lower-quality issuers outperformed higher-quality issuers over the period, with the

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“CCC” tier returning 26.67% for the 12-month period, significantly outpacing the performance of bonds in the “BB” and B” tiers, which returned 8.31% and 8.66%, respectively.

Q	Can you review the Fund’s principal strategies during the 12-month period ended August 31, 2021, and the degree to which the portfolio’s positioning affected benchmark-relative returns?
A	We have based our investment process for the Fund on security and sector selection. We believe that diligent, detailed, fundamental research could uncover mispriced securities, and that actively managing the portfolio to capture those opportunities may produce competitive returns over the longer term.

The COVID-19 crisis emerged in the first quarter of 2020 and had its maximum effect on the markets in March of last year. Although prices declined for all high-yield bonds at that time, the effect was particularly heavy on issuers in sectors expected to suffer the consequences of reduced revenues driven by business shutdowns. Those sectors included energy as well as industries typically dependent on out-of-the-home consumer spending, such as movie theaters, airlines, and cruise lines. Bond-price declines essentially troughed in the middle of March 2020, and the price recovery began soon after, as investors gained renewed confidence due to announcements of massive support for the economy and the markets from both the Fed, through easing of monetary policy, and the US government, through fiscal stimulus. Initially, the recovery was strongest among higher-quality BB-rated issues.

The recovery continued for most of the 12-month period ended August 31, 2021, broadening over time to include B- and CCC-rated issues. The Fund’s benchmark-relative returns benefited from the portfolio’s overweight in those categories. Additionally, we had recognized early on that various sectors would feel the effects of the pandemic in very different ways, and so we took immediate actions to reposition the portfolio in an attempt to take advantage of the dislocations created by the new environment.

Our first move was to categorize all of the Fund’s holdings into three sector categories. Sectors we viewed as “unimpaired” were those that felt minimal effects from the crisis, such as food and drug retailers. The second group, which we labeled the “impaired” category, included issuers in sectors we believed could experience lasting negative effects from the pandemic, such as movie theaters. The final group, which we referred to as the “wounded” category, included companies experiencing temporary setbacks from COVID-19, but that we felt had good long-term business models, such as ambulatory surgery centers. Within the unimpaired category, we determined that the majority of issuers had been trading at

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expensive valuations. Within the impaired group, we sought to invest the Fund only in those credits we felt were the strongest within the issuer’s particular sector, both in terms of fundamentals, and with balance sheets that could potentially allow the companies to weather a protracted economic shutdown. Finally, we felt the third category of wounded issuers offered the greatest opportunity for our disciplined investment process and seasoned analyst team to utilize diligent research to identify potential “survivors” in the eventual aftermath of the pandemic. In that area, we believe we identified multiple companies that may ultimately display strong recovery prospects, and the Fund’s relative performance has benefited from that strategy.

Security selection has typically been our primary method for generating positive performance. During the 12-month period, the Fund’s relative returns benefited from overweight positions in independent refiner PBF Energy, finance company Global Aircraft Lease, and pipeline operator EnLink. On the negative side, the Fund lost some benchmark-relative performance through an overweight to independent power producer Talen, an underweight to Occidental Petroleum, and an underweight to offshore driller TransOcean. Crude oil rallied from $42 a barrel to $61 over the period, providing a tailwind to most energy companies.

Q	Can you discuss the factors that affected the Fund’s income-generation (or yield), either positively or negatively, during the 12-month period ended August 31, 2021?
A	The Fund’s income-generation potential declined during the period due to the persistent rally in the high-yield market, which resulted in tighter credit spreads compared to a year ago. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities. Tighter spreads versus Treasuries generally translates into reduced yields for lower-quality bonds.)
Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2021? If so, did the derivatives have a material effect on the Fund’s performance?
A	We have the ability to utilize derivatives from time to time in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. During the 12-month period, the Fund had light exposure to index-based credit-default-swap contracts, which had no material impact on performance.

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Q	What is your assessment of the current climate for high-yield investing?
A	The COVID-19 situation has remained a key driver of global economic activity, both positive and negative, and, in turn, the performance of financial markets. Though the spread of the highly contagious “Delta” variant of the virus has been driving an increase in COVID-19 infections (particularly in those regions with lower vaccination rates), in our view, the spread of the variant may not derail the economic recovery already underway in major developed economies where vaccination rates are relatively high. While the vaccines apparently have not provided 100 percent protection against infection, “breakthrough” infections in vaccinated individuals have so far been less severe and resulted in fewer hospitalizations and deaths. It is important to keep this point in mind as the world transitions from fighting COVID-19 to living with COVID-19.

In his June post-FOMC meeting press conference, Fed Chair Powell reported that the committee has begun to talk about tapering its monthly purchases of Treasuries and agency mortgage-backed securities.

Logically, some market participants have become worried about a repeat of the 2013 “taper tantrum,” if an official taper plan becomes reality (possibly late this year). However, Fed officials, having learned from 2013, have been offering investors plenty of guidance and a good sense of their eventual policy game plan. While we still think it likely that the ultimate announcement of tapering could precipitate some financial market volatility (as did the June FOMC meeting), unlike eight years ago, we believe any such episode could be relatively short lived.

We remain positive on the outlook for the performance of high-yield securities relative to Treasuries, given a backdrop of solid economic growth, low default rates, still-accommodative Fed monetary policy, and continued global demand for yield among investors. We believe credit spreads may tighten somewhat further, but nowhere near the magnitude experienced during the past 12 months. We anticipate that active security selection and sector allocations could drive much of the opportunity for outperformance going forward.

Please refer to the Schedule of Investments on pages 17–28 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions,

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recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

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Portfolio Summary | 8/31/21

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	1.49%
2.	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1.47
3.	Garda World Security Corp., 4.625%, 2/15/27 (144A)	1.46
4.	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	1.43
5.	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	1.31
6.	Altice France Holding S.A., 6.0%, 2/15/28 (144A)	1.28
7.	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	1.26
8.	APX Group, Inc., 6.75%, 2/15/27 (144A)	1.22
9.	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	1.19
10.	OCI NV, 5.25%, 11/1/24 (144A)	1.17

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

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Prices and Distributions | 8/31/21

Net Asset Value per Share*

Class	8/31/21	8/31/20
A	$9.22	$8.78
C	$9.17	$8.73
Y	$9.27	$8.82

Distributions per Share: 9/1/20–8/31/21*

	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	Of Capital
A	0.2972	$ —	$ —	$0.1586
C	0.2354	$ —	$ —	$0.1524
Y	0.3255	$ —	$ —	$0.1595

* The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratios used for the Reorganization.

Index Definition

The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

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Performance Update | 8/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of August 31, 2021)
	Net	Public	ICE
	Asset	Offering	BofA US
	Value	Price	High Yield
Period	(NAV)	(POP)	Index
Life of Class
(1/3/17)	5.85%	4.81%	6.34%
1 year	10.45	5.48	10.26

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.11%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

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Performance Update | 8/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of August 31, 2021)
			ICE
			BofA US
	If	If	High Yield
Period	Held	Redeemed	Index
Life of Class
(1/3/17)	5.24%	5.24%	6.34%
1 year	9.64	9.64	10.26

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.89%	1.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

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Performance Update | 8/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of August 31, 2021)
	Net	ICE
	Asset	BofA US
	Value	High Yield
Period	(NAV)	Index
Life of Class
(1/3/17)	6.14%	6.34%
1 year	10.80	10.26

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.90%	0.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

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Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on actual returns from March 1, 2021 through August 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account Value	$1,037.19	$1,033.85	$1,040.38
(after expenses) 8/31/21
Expenses Paid	$4.62	$8.46	$3.09
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.65%, and 0.60% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).

Pioneer Corporate High Yield Fund | Annual Report | 8/31/21 15

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Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2021 through August 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account Value	$1,020.67	$1,016.89	$1,022.18
(after expenses) 8/31/21
Expenses Paid	$4.58	$8.39	$3.06
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.65%, and 0.60% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).

16 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Schedule of Investments | 8/31/21

Shares			Value
		UNAFFILIATED ISSUERS — 93.5%
		COMMON STOCKS — 0.2% of Net Assets
		Energy Equipment & Services — 0.2%
6,142	(a)	FTS International, Inc.	$136,414
837	^+(a)	Superior Energy Services, Inc.	31,806
		Total Energy Equipment & Services	$168,220
		TOTAL COMMON STOCKS
		(Cost $204,905)	$168,220

Principal
Amount
USD ($)
	CORPORATE BONDS — 93.1% of Net Assets
	Advertising — 2.4%
275,000	Clear Channel Outdoor Holdings, Inc., 7.5%, 6/1/29 (144A)	$284,625
170,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28(144A)	177,276
429,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	439,167
100,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	4.25%, 1/15/29 (144A)	100,250
380,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	6.25%, 6/15/25 (144A)	403,598
301,000	Summer BC Bidco B LLC, 5.5%, 10/31/26 (144A)	305,139
	Total Advertising	$1,710,055
	Aerospace & Defense — 0.8%
370,000	Bombardier, Inc., 6.0%, 2/15/28 (144A)	$373,175
180,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	189,900
	Total Aerospace & Defense	$563,075
	Airlines — 0.3%
75,000	Air Canada, 3.875%, 8/15/26 (144A)	$75,469
125,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.5%,
	4/20/26(144A)	131,750
	Total Airlines	$207,219
	Auto Manufacturers — 3.2%
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	$206,000
895,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	941,943
540,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	577,125
479,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	505,345
	Total Auto Manufacturers	$2,230,413
	Auto Parts & Equipment — 1.4%
335,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$345,050
596,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	634,740
	Total Auto Parts & Equipment	$979,790

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/21 17

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Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)			Value
		Banks — 1.3%
400,000	(b)(c)	Credit Suisse Group AG, 6.375% (5 Year CMT
		Index + 482 bps)	$441,752
125,000		Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	119,687
317,000		Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	323,340
		Total Banks	$884,779
		Biotechnology — 0.2%
140,000		HCRX Investments Holdco LP, 4.5%, 8/1/29 (144A)	$141,804
		Total Biotechnology	$141,804
		Building Materials — 3.2%
250,000		Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$256,807
450,000		Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	481,073
200,000		CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	204,000
613,000		Koppers, Inc., 6.0%, 2/15/25 (144A)	628,325
420,000		Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	455,700
29,000		Summit Materials LLC/Summit Materials Finance Corp.,
		5.125%, 6/1/25 (144A)	29,406
55,000		Summit Materials LLC/Summit Materials Finance Corp.,
		5.25%, 1/15/29 (144A)	58,231
94,000		Summit Materials LLC/Summit Materials Finance Corp.,
		6.5%, 3/15/27 (144A)	98,700
		Total Building Materials	$2,212,242
		Chemicals — 3.3%
137,000		Hexion, Inc., 7.875%, 7/15/27 (144A)	$145,562
150,000		Kraton Polymers LLC/Kraton Polymers Capital Corp.,
		4.25%, 12/15/25 (144A)	154,063
750,000		OCI NV, 5.25%, 11/1/24 (144A)	773,438
313,000		Olin Corp., 5.0%, 2/1/30	335,934
370,000		Trinseo Materials Operating SCA/Trinseo Materials
		Finance, Inc., 5.125%, 4/1/29 (144A)	373,626
408,000		Tronox, Inc., 4.625%, 3/15/29 (144A)	413,692
110,000		Tronox, Inc., 6.5%, 5/1/25 (144A)	116,050
		Total Chemicals	$2,312,365
		Coal — 0.4%
290,000		SunCoke Energy, Inc., 4.875%, 6/30/29 (144A)	$293,726
		Total Coal	$293,726
		Commercial Services — 7.3%
540,000		Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$577,125
275,000		Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	300,781
209,000		APX Group, Inc., 5.75%, 7/15/29 (144A)	209,000
753,000		APX Group, Inc., 6.75%, 2/15/27 (144A)	802,886
391,000		Brink’s Co., 4.625%, 10/15/27 (144A)	410,679
80,000		Brink’s Co., 5.5%, 7/15/25 (144A)	84,000

The accompanying notes are an integral part of these financial statements.

18 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
465,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	$ 462,610
962,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	964,405
120,000	Gartner, Inc., 3.625%, 6/15/29 (144A)	123,513
190,000	NESCO Holdings II, Inc., 5.5%, 4/15/29 (144A)	197,087
115,000	Nielsen Finance LLC/Nielsen Finance Co., 4.5%,
	7/15/29 (144A)	113,954
95,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%,
	7/15/31 (144A)	93,789
35,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 5.25%, 4/15/24 (144A)	37,275
420,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	435,225
300,000	Sotheby’s, 7.375%, 10/15/27 (144A)	318,315
	Total Commercial Services	$ 5,130,644
	Computers — 2.4%
469,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	$ 515,314
475,000	KBR, Inc., 4.75%, 9/30/28 (144A)	482,125
540,000	NCR Corp., 5.0%, 10/1/28 (144A)	558,900
150,000	NCR Corp., 5.25%, 10/1/30 (144A)	156,750
	Total Computers	$ 1,713,089
	Diversified Financial Services — 4.0%
65,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 66,706
250,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	268,125
431,493	Avation Capital S.A., 8.25%, 10/31/26 (144A)	353,824
429,165	Global Aircraft Leasing Co., Ltd., 6.5%, 9/15/24 (144A)	425,410
200,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.0%,
	8/15/28 (144A)	205,000
490,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	516,338
242,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	247,677
245,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	240,100
454,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	492,590
	Total Diversified Financial Services	$ 2,815,770
	Electric — 4.0%
275,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 275,887
70,000	Calpine Corp., 5.125%, 3/15/28 (144A)	71,225
215,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	218,225
105,000	Leeward Renewable Energy Operations LLC, 4.25%,
	7/1/29 (144A)	107,148
135,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	135,675
195,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	197,925
290,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	294,046
100,127	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	107,887

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/21 19

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Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Electric — (continued)
465,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	$402,272
110,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	51,150
55,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	55,825
830,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	864,287
	Total Electric	$2,781,552
	Electrical Components & Equipment — 1.0%
389,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$399,697
310,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	333,464
	Total Electrical Components & Equipment	$733,161
	Electronics — 0.5%
110,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$113,712
175,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	175,875
80,000	TTM Technologies, Inc., 4.0%, 3/1/29 (144A)	81,000
	Total Electronics	$370,587
	Energy-Alternate Sources — 0.4%
300,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	$310,650
	Total Energy-Alternate Sources	$310,650
	Engineering & Construction — 1.9%
140,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$143,850
319,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	327,772
760,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	830,300
	Total Engineering & Construction	$1,301,922
	Entertainment — 3.0%
90,000	Boyne USA, Inc., 4.75%, 5/15/29 (144A)	$92,700
445,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	491,858
430,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	450,584
696,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	740,285
350,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
	8/15/29(144A)	349,458
	Total Entertainment	$2,124,885
	Environmental Control — 1.0%
130,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	$129,025
270,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	271,350
267,000	Tervita Corp., 11.0%, 12/1/25 (144A)	307,127
	Total Environmental Control	$707,502
	Food — 2.1%
950,000	FAGE International S.A./FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	$978,234
516,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./
	Simmons Pet Food, Inc./Simmons Feed, 4.625%,
	3/1/29(144A)	525,107
	Total Food	$1,503,341

The accompanying notes are an integral part of these financial statements.

20 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Principal
Amount
USD ($)		Value
	Forest Products & Paper — 2.7%
344,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$353,185
505,000	Mercer International, Inc., 5.125%, 2/1/29	510,050
650,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26(144A)	680,875
348,000	Sylvamo Corp., 7.0%, 9/1/29 (144A)	360,013
	Total Forest Products & Paper	$1,904,123
	Healthcare-Services — 2.8%
229,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$224,956
100,000	ModivCare Escrow Issuer, Inc., 5.0%, 10/1/29 (144A)	103,020
496,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	530,720
54,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	57,443
70,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	71,247
423,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	458,511
45,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	46,800
90,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	93,600
353,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	370,583
	Total Healthcare-Services	$1,956,880
	Home Builders — 1.6%
450,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$496,125
395,000	KB Home, 4.0%, 6/15/31	410,800
205,000	M/I Homes, Inc., 3.95%, 2/15/30 (144A)	207,159
	Total Home Builders	$1,114,084
	Household Products/Wares — 0.8%
105,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	$106,575
409,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	439,164
	Total Household Products/Wares	$545,739
	Iron/Steel — 1.4%
366,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$392,535
6,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	6,960
225,000	Commercial Metals Co., 3.875%, 2/15/31	230,275
360,000	TMS International Corp., 6.25%, 4/15/29 (144A)	377,352
	Total Iron/Steel	$1,007,122
	Leisure Time — 2.1%
50,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$52,999
EUR 100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	126,957
115,000	Carnival Corp., 10.5%, 2/1/26 (144A)	132,681
290,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	290,725
75,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	75,375
85,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	85,736
360,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	392,400
28,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	32,235

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/21 21

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Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Leisure Time — (continued)
290,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
	2/15/29(144A)	$288,550
	Total Leisure Time	$1,477,658
	Lodging — 0.3%
210,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
	Grand Vacations Borrower Esc, 5.0%, 6/1/29 (144A)	$212,625
	Total Lodging	$212,625
	Machinery, Construction & Mining — 0.3%
195,000	Terex Corp., 5.0%, 5/15/29 (144A)	$204,994
	Total Machinery, Construction & Mining	$204,994
	Media — 3.2%
100,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$100,660
355,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%,
	6/1/33(144A)	367,294
121,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	3/1/30(144A)	128,028
800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	784,360
236,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	101,480
640,000	Mav Acquisition Corp., 8.0%, 8/1/29 (144A)	628,800
145,000	News Corp., 3.875%, 5/15/29 (144A)	148,964
	Total Media	$2,259,586
	Mining — 2.7%
340,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$335,903
595,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	604,669
265,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	274,606
177,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	190,275
339,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	337,729
65,000	Novelis Corp., 3.25%, 11/15/26 (144A)	66,638
100,000	Novelis Corp., 3.875%, 8/15/31 (144A)	100,910
	Total Mining	$1,910,730
	Oil & Gas — 6.4%
302,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$327,670
205,000	Ascent Resources Utica Holdings LLC/ARU Finance
	Corp., 5.875%, 6/30/29 (144A)	196,521
512,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	502,989
151,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	159,682
195,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31(144A)	200,363
425,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	434,563
300,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	303,750
475,000	Occidental Petroleum Corp., 4.4%, 4/15/46	483,906
228,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	149,340

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Principal
Amount
USD ($)			Value
		Oil & Gas — (continued)
126,000		PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
		5/15/25(144A)	$121,590
210,000		Precision Drilling Corp., 6.875%, 1/15/29 (144A)	211,225
210,000		Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	214,200
425,000		Southwestern Energy Co., 5.375%, 3/15/30	441,171
497,000		Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	487,060
21,136		Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	20,238
260,000		Tullow Oil Plc, 10.25%, 5/15/26 (144A)	269,100
		Total Oil & Gas	$4,523,368
		Oil & Gas Services — 0.5%
70,000		Exterran Energy Solutions LP/EES Finance Corp., 8.125%,
		5/1/25	$63,000
265,000		TechnipFMC Plc, 6.5%, 2/1/26 (144A)	281,525
		Total Oil & Gas Services	$344,525
		Packaging & Containers — 1.0%
125,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$154,375
166,000		Greif, Inc., 6.5%, 3/1/27 (144A)	174,333
375,000		TriMas Corp., 4.125%, 4/15/29 (144A)	381,990
		Total Packaging & Containers	$710,698
		Pharmaceuticals — 2.4%
155,000		AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$156,955
200,000		Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	207,250
200,000		Organon & Co./Organon Foreign Debt Co.-Issuer BV,
		4.125%, 4/30/28 (144A)	206,340
270,000		P&L Development LLC/PLD Finance Corp., 7.75%,
		11/15/25(144A)	281,137
380,000		Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	384,750
467,000		Teva Pharmaceutical Finance Netherlands III BV, 2.8%,
		7/21/23	461,625
		Total Pharmaceuticals	$1,698,057
		Pipelines — 3.8%
202,000		CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.5%,
		6/15/31(144A)	$208,312
20,000		DCP Midstream Operating LP, 5.375%, 7/15/25	22,025
330,000		Delek Logistics Partners LP/Delek Logistics Finance Corp.,
		7.125%, 6/1/28 (144A)	349,782
405,000	(b)(c)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	415,178
6,000		EnLink Midstream LLC, 5.375%, 6/1/29	6,160
357,000		EnLink Midstream Partners LP, 5.6%, 4/1/44	339,150
185,000		Genesis Energy LP/Genesis Energy Finance Corp.,
		8.0%, 1/15/27	183,710
369,000		Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	387,343
110,000		Hess Midstream Operations LP, 4.25%, 2/15/30 (144A)	111,375

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/21 23

TableofContents

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
214,000	Northriver Midstream Finance LP, 5.625%, 2/15/26 (144A)	$224,388
279,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	270,755
65,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	66,990
100,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31 (144A)	105,000
	Total Pipelines	$2,690,168
	Real Estate — 0.4%
270,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$277,366
	Total Real Estate	$277,366
	REITs — 4.2%
310,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26(144A)	$315,905
680,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	708,050
50,000	iStar, Inc., 4.25%, 8/1/25	52,125
702,000	iStar, Inc., 4.75%, 10/1/24	745,033
378,000	MPT Operating Partnership LP/MPT Finance Corp., 3.5%,
	3/15/31	388,622
610,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	651,938
95,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
	6.5%, 2/15/29 (144A)	99,156
	Total REITs	$2,960,829
	Retail — 3.8%
80,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$79,200
157,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	163,242
220,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	220,275
180,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	185,625
190,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	218,975
265,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	272,287
135,000	Lithia Motors, Inc., 3.875%, 6/1/29 (144A)	141,554
130,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	142,038
235,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	237,092
194,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	202,245
265,000	Penske Automotive Group, Inc., 3.75%, 6/15/29	269,638
80,000	SRS Distribution, Inc., 4.625%, 7/1/28 (144A)	82,440
50,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	51,938
406,000	Staples, Inc., 7.5%, 4/15/26 (144A)	410,060
	Total Retail	$2,676,609
	Software — 0.5%
340,000	Rackspace Technology Global, Inc., 5.375%,
	12/1/28(144A)	$336,508
	Total Software	$336,508

The accompanying notes are an integral part of these financial statements.

24 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Principal
Amount
USD ($)		Value
	Telecommunications — 4.9%
850,000	Altice France Holding S.A., 6.0%, 2/15/28 (144A)	$844,390
185,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	187,350
359,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	378,458
687,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	712,763
445,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	436,696
275,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	263,274
611,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	631,245
	Total Telecommunications	$3,454,176
	Transportation — 2.8%
219,000	Danaos Corp., 8.5%, 3/1/28 (144A)	$240,287
140,000	Seaspan Corp., 5.5%, 8/1/29 (144A)	143,150
300,000	Seaspan Corp., 6.5%, 4/29/26 (144A)	320,610
261,000	Watco Cos., LLC/Watco Finance Corp., 6.5%,
	6/15/27(144A)	279,270
858,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	967,395
	Total Transportation	$1,950,712
	Trucking & Leasing — 0.4%
275,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$310,406
	Total Trucking & Leasing	$310,406
	TOTAL CORPORATE BONDS
	(Cost $63,187,423)	$65,555,534

Face
Amount
USD ($)
	INSURANCE-LINKED SECURITIES — 0.2% of
	Net Assets#
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
250,000+(d)	Cypress Re 2017, 1/31/22	$25
12,000+(d)	Limestone Re 2016-1, 8/31/22	1,431
250,000+(d)(e)	Resilience Re, 5/1/22	—
		$1,456
	Total Collateralized Reinsurance	$1,456
	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.1%
500,000+(d)	Carnoustie Re 2017, 11/30/21	$65,900
1,500,000+(f)	Harambee Re 2018, 12/31/21	23,850
		$89,750

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments | 8/31/21 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.1%
41,791+(d)	Berwick Re 2018-1, 12/31/21	$3,230
29,857+(d)	Berwick Re 2019-1, 12/31/22	3,568
25,000+(d)(e)	Eden Re II, 3/22/22 (144A)	7,881
250,000+(f)	Thopas Re 2018, 0.0%, 12/31/21	3,400
1,500,000+(d)	Versutus Re 2018, 12/31/21	—
250,000+(f)	Viribus Re 2018, 0.0%, 12/31/21	—
106,153+(f)	Viribus Re 2019, 12/31/22	4,437
		$22,516
	Total Reinsurance Sidecars	$112,266
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $260,076)	$113,722
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 93.5%
	(Cost $63,652,404)	$65,837,476
	OTHER ASSETS AND LIABILITIES — 6.5%	$4,582,711
	NET ASSETS — 100.0%	$70,420,187

bps	Basis Points.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2021, the value of these securities amounted to $56,181,940, or 79.8% of net assets.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2021.
(c)	Security is perpetual in nature and has no stated maturity date. (d) Issued as participation notes.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount. (f) Issued as preference shares.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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	Acquisition
Restricted Securities	date	Cost	Value
Berwick Re 2018-1	1/29/2018	$ 6,105	$ 3,230
Berwick Re 2019-1	12/31/2018	3,568	3,568
Carnoustie Re 2017	1/5/2017	118,878	65,900
Cypress Re 2017	1/24/2017	840	25
Eden Re II	12/15/2017	1,494	7,881
Harambee Re 2018	12/19/2017	75,610	23,850
Limestone Re 2016-1	12/15/2016	990	1,431
Resilience Re	2/8/2017	124	—
Thopas Re 2018	12/12/2017	32,742	3,400
Versutus Re 2018	1/31/2018	—	—
Viribus Re 2018	12/22/2017	19,725	—
Viribus Re 2019	3/25/2019	—	4,437
Total Restricted Securities			$113,722
% of Net assets			0.2%

SWAP CONTRACT

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
5,550,000	Markit CDX North	Pay	5.00%	6/20/26	$47,021	$(644,139)	$(597,118)
	America High Yield
	Index Series 36
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT — BUY PROTECTION					$47,021	$(644,139)	$(597,118)
TOTAL SWAP CONTRACT					$47,021	$(644,139)	$(597,118)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted. EUR – Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2021, aggregated $61,543,673 and $97,125,016, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2021, the Fund engaged in purchases of $368,549. During the year ended August 31, 2021, the Fund did not engage in sales pursuant to these procedures.

At August 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $63,066,913 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$2,212,626
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(39,181)
Net unrealized appreciation	$2,173,445

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments | 8/31/21 (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of August 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Energy Equipment & Services	$136,414	$—	$31,806	$168,220
Corporate Bonds	—	65,555,534	—	65,555,534
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	1,456	1,456
Reinsurance Sidecars
Multiperil – U.S.	—	—	89,750	89,750
Multiperil – Worldwide	—	—	22,516	22,516
Total Investments in Securities	$136,414	$65,555,534	$145,528	$65,837,476
Other Financial Instruments
Swap contracts, at value	$—	$(597,118)	$—	$(597,118)
Total Other Financial Instruments	$—	$(597,118)	$—	$(597,118)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 8/31/20	$ —
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	(139,658)
Accrued discounts/premiums	—
Purchases**	426,428
Sales	(141,242)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 8/31/21	$ 145,528

*	Transfers are calculated on the beginning of period value. During the year ended August 31, 2021, there were no transfers in or out of Level 3.
**	Acquired as part of the Reorganization.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at August 31, 2021: $(119,809)

The accompanying notes are an integral part of these financial statements.

28 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Statement of Assets and Liabilities | 8/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $63,652,404)	$65,837,476
Cash	3,380,173
Foreign currencies, at value (cost $310,097)	301,620
Swaps collateral	7,211,921
Due from broker for swaps	601,001
Receivables —
Investment securities sold	144,096
Fund shares sold	29,614
Interest	959,787
Due from the Adviser	125,884
Other assets	23,223
Total assets	$78,614,795
LIABILITIES:
Payables —
Investment securities purchased	$425,000
Fund shares repurchased	88,609
Distributions	10,626
Trustees’ fees	1,120
Swaps collateral	6,934,807
Variation margin for centrally cleared swap contracts	518
Swap contracts, at value (net premiums received $47,021)	597,118
Due to affiliates	35,356
Accrued expenses	101,454
Total liabilities	$8,194,608
NET ASSETS:
Paid-in capital	$131,857,537
Distributable earnings	(61,437,350)
Net assets	$70,420,187
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $23,369,136/2,533,822 shares)	$9.22
Class C (based on $6,940,179/757,071 shares)	$9.17
Class Y (based on $40,110,872/4,327,381 shares)	$9.27
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.22 net asset value per share/100%-4.50%
maximum sales charge)	$9.65

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
FOR THE YEAR ENDED 8/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$4,695,249
Dividends from unaffiliated issuers	58,660
Total investment income		$4,753,909
EXPENSES:
Management fees	$397,192
Administrative expense	77,130
Transfer agent fees
Class A	13,720
Class C	7,281
Class Y	39,192
Distribution fees
Class A	51,589
Class C	86,346
Shareowner communications expense	7,424
Custodian fees	13,065
Registration fees	80,465
Professional fees	169,040
Printing expense	55,530
Pricing fees	17,265
Trustees’ fees	6,965
Miscellaneous	11,242
Total expenses		$1,033,446
Less fees waived and expenses reimbursed by the Adviser		(404,065)
Net expenses		$629,381
Net investment income		$4,124,528
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$2,912,168
Swap contracts	592,534
Other assets and liabilities denominated in
foreign currencies	(66)	$3,504,636
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$3,160,080
Swap contracts	(670,780)
Other assets and liabilities denominated in
foreign currencies	(8,526)	$2,480,774
Net realized and unrealized gain (loss) on investments		$5,985,410
Net increase in net assets resulting from operations		$10,109,938

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/21	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 4,124,528	$ 1,193,509
Net realized gain (loss) on investments	3,504,636	(784,963)
Change in net unrealized appreciation (depreciation)
on investments	2,480,774	(139,036)
Net increase in net assets resulting from operations	$ 10,109,938	$ 269,510
DISTRIBUTIONS TO SHAREOWNERS:
Class A* ($0.30 and $0.47 per share, respectively)	$ (611,286)	$ (456,580)
Class C* ($0.24 and $0.41 per share, respectively)	(225,965)	(162,272)
Class Y* ($0.33 and $0.50 per share, respectively)	(1,827,295)	(592,086)
Tax return of capital:
Class A* ($0.16 and $- per share, respectively)	(406,019)	—
Class C* ($0.15 and $- per share, respectively)	(139,490)	—
Class Y* ($0.16 and $- per share, respectively)	(831,070)	—
Total distributions to shareowners	$ (4,041,125)	$ (1,210,938)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 8,774,554	$ 6,941,361
Shares issued in Reorganization	97,124,435	—
Reinvestment of distributions	3,894,010	178,356
Cost of shares repurchased	(68,280,716)	(3,965,129)
Net increase in net assets resulting from Fund
share transactions	$ 41,512,283	$ 3,154,588
Net increase in net assets	$ 47,581,096	$ 2,213,160
NET ASSETS:
Beginning of year	$ 22,839,091	$20,625,931
End of year	$ 70,420,187	$22,839,091

*	The Fund (formerly known as Pioneer Dynamic Credit Fund) acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). Historical share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratios used for the Reorganization.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/21	8/31/21	8/31/20	8/31/20
	Shares	Amount	Shares	Amount
Class A*
Shares sold	691,100	$5,289,354	178,005	$1,828,563
Shares issued in
Reorganization	2,188,422	18,835,176	—	—
Reinvestment of
distributions	106,818	966,019	2,923	31,239
Less shares repurchased	(1,373,358)	$(12,073,904)	(95,536)	(957,820)
Net increase	1,612,982	$13,016,645	85,392	$901,982
Class C*
Shares sold	47,342	$318,092	1,921	$21,799
Shares issued in
Reorganization	1,291,533	11,054,272	—	—
Reinvestment of
distributions	40,151	360,454	164	1,804
Less shares repurchased	(708,098)	(6,359,248)	(281,824)	(3,000,212)
Net increase (decrease)	670,928	$5,373,570	(279,739)	$(2,976,609)
Class Y*
Shares sold	502,347	$3,167,108	446,257	$5,090,999
Shares issued in
Reorganization	7,770,271	67,234,987	—	—
Reinvestment of
distributions	282,989	2,567,537	13,952	145,313
Less shares repurchased	(5,544,638)	(49,847,564)	(654)	(7,097)
Net increase	3,010,969	$23,122,068	459,555	$5,229,215

*	The Fund (formerly known as Pioneer Dynamic Credit Fund) acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). Historical share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratios used for the Reorganization.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Financial Highlights

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	1/3/17(^) to
	8/31/21*	8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class A
Net asset value, beginning of period	$ 8.78	$ 9.06	$ 8.90	$ 9.13	$ 8.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.46	$ 0.46	$ 0.45	$ 0.42	$ 0.26
Net realized and unrealized gain (loss) on investments	0.44	(0.27)	0.16	(0.20)	0.19
Net increase from investment operations	$ 0.90	$ 0.19	$ 0.61	$ 0.22	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.47)	$ (0.45)	$ (0.41)	$ (0.25)
Net realized gain	—	—	—	(0.04)	—
Tax return of capital	(0.16)	—	—	—	—
Total distributions	$ (0.46)	$ (0.47)	$ (0.45)	$ (0.45)	$ (0.25)
Net increase (decrease) in net asset value	$ 0.44	$ (0.28)	$ 0.16	$ (0.23)	$ 0.20
Net asset value, end of period	$ 9.22	$ 8.78	$ 9.06	$ 8.90	$ 9.13
Total return (b)	10.45%	2.25%	7.13%	2.60%	5.00%(c)
Ratio of net expenses to average net assets	0.90%	0.93%	1.00%	1.01%	1.02%(d)
Ratio of net investment income (loss) to average net assets	5.05%	5.27%	5.10%	4.68%	4.40%(d)
Portfolio turnover rate	83%	92%	60%	114%	113%(c)
Net assets, end of period (in thousands)	$23,369	$9,052	$ 8,374	$8,009	$8,076
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.40%	2.03%	2.12%	1.91%	3.89%(d)
Net investment income (loss) to average net assets	4.55%	4.17%	3.98%	3.78%	1.53%(d)

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) .. As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 8.
(^)	Class A shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	1/3/17(^) to
	8/31/21*	8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class C
Net asset value, beginning of period	$ 8.73	$ 8.94	$ 8.79	$ 9.01	$ 8.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.39	$ 0.41	$ 0.38	$ 0.35	$ 0.21
Net realized and unrealized gain (loss) on investments	0.44	(0.21)	0.15	(0.19)	0.18
Net increase from investment operations	$ 0.83	$ 0.20	$ 0.53	$ 0.16	$ 0.39
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.41)	$ (0.38)	$ (0.34)	$ (0.20)
Net realized gain	—	—	—	(0.04)	—
Tax return of capital	(0.15)	—	—	—	—
Total distributions	$ (0.39)	$ (0.41)	$ (0.38)	$ (0.38)	$ (0.20)
Net increase (decrease) in net asset value	$ 0.44	$ (0.21)	$ 0.15	$ (0.22)	$ 0.19
Net asset value, end of period	$ 9.17	$ 8.73	$ 8.94	$ 8.79	$ 9.01
Total return (b)	9.64%	2.30%	6.34%	1.84%	4.44%(c)
Ratio of net expenses to average net assets	1.65%	1.50%	1.75%	1.75%	1.75%(d)
Ratio of net investment income (loss) to average net assets	4.35%	4.67%	4.35%	3.94%	3.67%(d)
Portfolio turnover rate	83%	92%	60%	114%	113%(c)
Net assets, end of period (in thousands)	$6,940	$ 853	$ 4,089	$3,983	$4,032
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.14%	2.58%	2.87%	2.65%	4.63%(d)
Net investment income (loss) to average net assets	3.86%	3.59%	3.23%	3.04%	0.79%(d)

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) .. As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 8.
(^)	Class C shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	1/3/17(^) to
	8/31/21*	8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class Y
Net asset value, beginning of period	$ 8.82	$ 9.11	$ 8.95	$ 9.17	$ 8.98
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.49	$ 0.48	$ 0.48	$ 0.45	$ 0.28
Net realized and unrealized gain (loss) on investments	0.45	(0.27)	0.16	(0.20)	0.17
Net increase from investment operations	$ 0.94	$ 0.21	$ 0.64	$ 0.25	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.33)	$ (0.50)	$ (0.48)	$ (0.43)	$ (0.26)
Net realized gain	—	—	—	(0.04)	—
Tax return of capital	(0.16)	—	—	—	—
Total distributions	$ (0.49)	$ (0.50)	$ (0.48)	$ (0.47)	$ (0.26)
Net increase (decrease) in net asset value	$ 0.45	$ (0.29)	$ 0.16	$ (0.22)	$ 0.19
Net asset value, end of period	$ 9.27	$ 8.82	$ 9.11	$ 8.95	$ 9.17
Total return (b)	10.80%	2.53%	7.41%	2.86%	5.14%(c)
Ratio of net expenses to average net assets	0.60%	0.63%	0.75%	0.75%	0.75%(d)
Ratio of net investment income (loss) to average net assets	5.40%	5.58%	5.35%	4.94%	4.67%(d)
Portfolio turnover rate	83%	92%	60%	114%	113%(c)
Net assets, end of period (in thousands)	$40,111	$12,934	$ 8,163	$8,021	$8,081
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.12%	1.76%	1.87%	1.66%	3.63%(d)
Net investment income (loss) to average net assets	4.88%	4.45%	4.23%	4.03%	1.79%(d)

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) .. As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 8.
(^)	Class Y shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements | 8/31/21

1. Organization and Significant Accounting Policies

Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective September 25, 2020, Pioneer Corporate High Yield Fund (the “Predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund through a tax-free reorganization (the “Reorganization”). Pioneer Dynamic Credit Fund was the legal and tax survivor of the Reorganization. The Predecessor Fund was the accounting and performance survivor and as such the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. For financial reporting purposes, net assets of $97,124,435, including unrealized depreciation of securities of $1,009,354, were combined with the Predecessor Fund as part of the Reorganization. The financial highlights and shareholder activity, as reflected in the Statements of Changes in Net assets and Statements of financial highlights, have been adjusted to reflect the exchange ratios used for the Reorganization of the Fund with the Predecessor Fund. As a result of the Reorganization, Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund. For additional information about the Reorganization see Note 8. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

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Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended August 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

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A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

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of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

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At August 31, 2021, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.05% of net assets. The value of this fair valued security was $31,806.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

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D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At August 31, 2021, the Fund reclassified $100,087 to increase distributable earnings and $100,087 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At August 31, 2021, the Fund was permitted to carry forward indefinitely $28,043,175 of short-term losses and $35,548,468 of long-term losses, which may subject to limitations imposed by the Internal Revenue Code.

For tax reporting purposes, the tax character of distributions paid by Pioneer Corporate High Yield Fund (FKA Pioneer Dynamic Credit Fund) were as follows:

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As the legal survivor of the Reorganization, the Fund’s tax fiscal year end continued to be March 31. The Fund will conform its tax fiscal year end to match its accounting fiscal year end by filing a short period return ending on August 31, 2021.

The tax character of distributions paid during the short tax year ended August 31, 2021, the tax year ended March 31, 2021 and the tax year ended March 31, 2020 were as follows:

	4/1/21 to	4/1/20 to	4/1/19 to
	8/31/21	3/31/21	3/31/20
Distributions paid from:
Ordinary income	$ 302,426	$4,567,102	$7,765,368
Long-term capital gain	—	—	—
	$ 302,426	$4,567,102	$7,765,368
Return of Capital	1,150,162	226,417	459,598
Total	$1,452,588	$4,793,519	$8,224,966

The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2021:

2021
Distributable earnings/(losses):
Capital loss carryforward	$(63,591,643)
Current year dividend payable	(10,626)
Net unrealized appreciation	2,164,919
Total	$(61,437,350)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and the tax treatment of swaps.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,583 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees

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paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

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The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans

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and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at August 31, 2021 are listed in the Schedule of Investments.

I.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes

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the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the

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Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at August 31, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended August 31, 2021, was $302,364. Open credit default swap contracts at August 31, 2021, are listed in the Schedule of Investments.

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2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2021, the effective management fee (excluding waivers and/or reimbursement) was equivalent to 0.50% of the Fund’s average daily net assets.

The Adviser contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $33,613 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2021, the Fund paid $6,965 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,120.

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$3,005
Class C	1,215
Class Y	3,204
Total	$7,424

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,743 in distribution fees payable to the Distributor at August 31, 2021.

In addition, redemptions of Class A and Class C shares (except Class Y shares) may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2021, no CDSCs were paid to Distributor.

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6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 3, 2021, the Fund participated in a facility in the amount of $300 million. The credit facility renewal was effective February 3, 2021. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2021, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2021, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts,
at value	$ —	$597,118	$ —	$ —	$ —
Total Value	$ —	$597,118	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2021, was as follows:

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
Statement of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$ —	$ 592,534	$ —	$ —	$ —
Total Value	$ —	$ 592,534	$ —	$ —	$ —
Change in net
unrealized appreciation
(depreciation) on:
Swap contracts	$ —	$(670,780)	$ —	$ —	$ —
Total Value	$ —	$(670,780)	$ —	$ —	$ —

8. Reorganization Information

On September 25, 2020 (“Reorganization Date”), the Predecessor Fund was reorganized with the Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund and the Predecessor Fund. The purpose of this transaction was to combine two funds (managed by Amundi) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by a tax-free exchange of the assets and liabilities of the Predecessor Fund for shares of the Fund. Neither the Funds nor their shareowners realized gain (loss) as a direct result of the Reorganization. Shareowners holding Class A, C and Y shares of the Predecessor Fund received Class A, C and Y shares of the Fund, respectively, in the Reorganization.

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For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes. The Fund was the legal survivor of the Reorganization. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Prior to the Reorganization, the Fund was named Pioneer Dynamic Credit Fund.

The following charts show the details of the Reorganization as of Reorganization Date:

	Fund (formerly,	Predecessor Fund	Fund (renamed
	Pioneer Dynamic	(Pioneer Corporate	Pioneer Corporate
	Credit Fund)	High Yield Fund)	High Yield Fund)
	(Pre-Reorganization)	(Pre-Reorganization)	(Post-Reorganization)
Net Assets
Class A	$18,835,176	$ 8,589,931	$ 27,425,107
Class C	11,054,272	836,239	11,890,511
Class Y	67,234,987	12,684,049	79,919,036
Total Net Assets	$97,124,435	$22,110,219	$119,234,654
Shares Outstanding
Class A	2,188,422	997,664*	3,186,086
Class C	1,291,533	97,692*	1,389,225
Class Y	7,770,271	1,466,357*	9,236,628
	Pre-conversion	Exchange	Post-conversion
	Shares	Ratio*	Shares*
Class A	890,984	1.1197	997,664
Class C	86,169	1.1337	97,692
Class Y	1,316,312	1.1140	1,466,357
		Exchange	Shares Issued in
		Ratio	Reorganization**
Class A		1.0000	2,188,422
Class C		1.0000	1,291,533
Class Y		1.0000	7,770,271

*	Share amounts have been adjusted to reflect the exchange ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.
**	Reflects shares issued by the Predecessor Fund, the accounting survivor with an aggregate value of $97,124,435, as shown on the Statements of Changes in Net Assets.

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	Unrealized	Accumulated
	Appreciation/(Depreciation)	Gain/(Loss) on
	on Reorganization Date	Reorganization Date
	September 25, 2020	September 25, 2020
Fund	$(1,009,354)	$(67,104,414)
Predecessor Fund	(337,123)	(1,181,865)

Assuming the Reorganization had been completed on September 1, 2020, the beginning of the Fund’s current fiscal year, the pro forma results of operations for the year ended August 31, 2021, are as follows:

Net Investment Income (Loss)	$4,429,183
Net Realized and Unrealized Gains	3,567,729
Net increase in net assets resulting from operations	$7,996,912

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Pioneer Corporate High Yield Fund that have been included in the Fund’s Statement of Operations since the Reorganization Date.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Corporate High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Corporate High Yield Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Corporate High Yield Fund (one of the funds constituting Pioneer Series Trust X) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 4, 2021

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Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100%.

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Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

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holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

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Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Amundi Distributor US, Inc.

Legal Counsel

Morgan, Lewis & Bockius LLP

Transfer Agent

DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

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Independent Trustees

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Thomas J. Perna (70)	Trustee since 2016.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management (2007-2012);
	or removal.	Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

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Independent Trustees (continued)

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2016.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

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Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company) (1993 – 2001);
	until a successor trustee	Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
	is elected or earlier	(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
	retirement or removal.	Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2016.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	earlier retirement	Executive trustee is elected or Officer, Metric Financial Inc. (formerly known	investment company) (2004 –
	or removal.	as Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2016.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services,
Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative
Investment Services, Inc. (financial services) (2005-2007)

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Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President of
	earlier retirement	Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 –
2013); Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); and Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2016.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings US,
Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

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Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (56)	Since 2016. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of the	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2016. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of the	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of the	None
Treasurer and Chief Financial	the discretion of the	Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer	Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2016. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of the	of all of the Pioneer Funds since 1999
Board
Gary Sullivan (63)	Since 2016. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2002
Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury
	Board	Analyst from 2012 - 2020

Pioneer Corporate High Yield Fund | Annual Report | 8/31/21 65

TableofContents

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2016. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	at the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

66 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

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Pioneer Corporate High Yield Fund | Annual Report | 8/31/21 67

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68 Pioneer Corporate High Yield Fund | Annual Report | 8/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 30494-04-1021

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $45,700 payable to Ernst & Young LLP for the year ended August 31, 2021 and $35,700 for the year ended August 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $12,572 and $8,772 during the fiscal years ended August 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $12,572 and $8,772 during the fiscal years ended August 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 9, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date November 9, 2021

* Print the name and title of each signing officer under his or her signature.